HIGHLAND FLOATING RATE FUND
(the “Fund”)
Supplement Dated June 5, 2006
To Class A, B and C Shares Prospectus Dated January 1, 2006
Effective June 12, 2006, Highland Capital Management, L.P., the Fund’s investment adviser, will terminate its voluntary agreement with the Fund to waive management fees and reimburse the Fund for certain expenses. Accordingly, the Prospectus is supplemented as noted below.
The “Fund Expenses” table found on page 5 of the Prospectus is replaced in its entirety with the following:
FUND EXPENSES
The following table is intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Class A, B, and C shares of the Fund.

	Class A		Class B(2)		Class C
Shareholder Transaction Expenses(1)
Maximum Sales Load Imposed (as a percentage of offering price)	3.50%		None		None
Sales Load Imposed on Reinvested Dividends	None		None		None
Contingent Deferred Sales Charge	1.00	%(4)	3.25	%(3)	1.00	%(3)
Exchange Fee	None		None		None

Annual Expenses (as a percentage of average net assets)
Management Fees(5)	0.65%		0.65%		0.65%
Distribution and Service Fees	0.35%		0.70%		0.85%
Interest Payments and Commitment Fees on Borrowed Funds	0.05%		0.05%		0.05%
Other Expenses	0.23	%(3)	0.23	%(3)	0.23	%(3)
Total Annual Expenses	1.28%		1.63%		1.78%

(1)	Financial advisors may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)	Class B shares will automatically convert to Class A shares eight years after purchase.

(3)	The charge is 3.25% for shares submitted and accepted for repurchase during the first year after each purchase, 3.00% during the second year, 2.00% during the third year, 1.50% during the fourth year, and 1.00% during the fifth year. There is no CDSC on Class B shares thereafter. The CDSC on Class C shares is 1.00% within the first year after each purchase. There is no CDSC on Class C shares thereafter.

(4)	Class A shares bought without an initial sales charge in accounts aggregating $1 million or more are subject to a 1.00% CDSC if the shares are sold within 18 months from each purchase. The 18-month period begins on the day on which the purchase was made.

(5)	Management fees include both management fees and administration fees charged to the Fund. Highland receives from the Fund monthly management fees, computed and accrued daily, at the annual rate of 0.45% of the Average Daily Net Assets of the Fund for the first one billion U.S. dollars (US$1,000,000,000), 0.40% of the Average Daily Net Assets of the Fund for the next one billion U.S. dollars (US$1,000,000,000) and 0.35% of the Average Daily Net Assets from the Fund that exceed two billion U.S. dollars (US$2,000,000,000). Highland also receives from the Fund administration fees of 0.20% of the Average Daily Net Assets of the Fund.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE

HIGHLAND FLOATING RATE FUND
(the “Fund”)
Supplement Dated June 5, 2006
To Class Z Shares Prospectus Dated January 1, 2006
Effective June 12, 2006, Highland Capital Management, L.P., the Fund’s investment adviser, will terminate its voluntary agreement with the Fund to waive management fees and reimburse the Fund for certain expenses. Accordingly, the Prospectus is supplemented as noted below.
The “Fund Expenses” table found on page 5 of the Prospectus is replaced in its entirety with the following:
FUND EXPENSES
The following table is intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Annual Expenses (as a percentage of average net assets)
Management Fees(1)	0.65%
Distribution and Service Fees	0.00%
Interest Payments and Commitment Fees on Borrowed Funds	0.05%
Other Expenses	0.23%
Total Annual Expenses	0.93%

(1)	Management fees include both management fees and administration fees charged to the Fund. Highland receives from the Fund monthly management fees, computed and accrued daily, at the annual rate of 0.45% of the Average Daily Net Assets of the Fund for the first one billion U.S. dollars (US$1,000,000,000), 0.40% of the Average Daily Net Assets of the Fund for the next one billion U.S. dollars (US$1,000,000,000) and 0.35% of the Average Daily Net Assets of the Fund that exceed two billion U.S. dollars (US$2,000,000,000). Highland also receives from the Fund administration fees of 0.20% of the Average Daily Net Assets of the Fund.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE